UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2005
Calpine Generating Company, LLC
CalGen Finance Corp.
(Exact name of registrant as specified in its charter)
Delaware
(State or Other Jurisdiction of Incorporation)
Commission File Number: 333-117335
I.R.S. Employer Identification Numbers:
77-0555128
20-1162632
50 West San Fernando Street
San Jose, California 95113
Telephone: (408) 995-5115
(Address of principal executive offices and telephone number)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF ADDITIONAL REGISTRANTS

	State of		I.R.S. Employer
	Incorporation	Commission File	Identification
Registrant	or Organization	Number	Number
CalGen Expansion Company, LLC	Delaware	333-117335-39	77-0555127
Baytown Energy Center, LP	Delaware	333-117335-38	77-0555135
Calpine Baytown Energy Center GP, LLC	Delaware	333-117335-37	77-0555133
Calpine Baytown Energy Center LP, LLC	Delaware	333-117335-36	77-0555138
Baytown Power GP, LLC	Delaware	333-117335-35	86-1056699
Baytown Power, LP	Delaware	333-117335-34	86-1056708
Carville Energy LLC	Delaware	333-117335-33	36-4309608
Channel Energy Center, LP	Delaware	333-117335-32	77-0555137
Calpine Channel Energy Center GP, LLC	Delaware	333-117335-31	77-0555139
Calpine Channel Energy Center LP, LLC	Delaware	333-117335-09	77-0555140
Channel Power GP, LLC	Delaware	333-117335-08	86-1056758
Channel Power, LP	Delaware	333-117335-07	86-1056755
Columbia Energy LLC	Delaware	333-117335-06	36-4380154
Corpus Christi Cogeneration LP	Delaware	333-117335-05	36-4337040
Nueces Bay Energy LLC	Delaware	333-117335-04	36-4216016
Calpine Northbrook Southcoast Investors, LLC	Delaware	333-117335-03	36-4337045
Calpine Corpus Christi Energy GP, LLC	Delaware	333-117335-02	86-1056770
Calpine Corpus Christi Energy, LP	Delaware	333-117335-30	86-1056497
Decatur Energy Center, LLC	Delaware	333-117335-29	77-0555708
Delta Energy Center, LLC	Delaware	333-117335-28	95-4812214
CalGen Project Equipment Finance Company Two, LLC	Delaware	333-117335-27	77-0585399
Freestone Power Generation LP	Texas	333-117335-26	76-0608559
Calpine Freestone, LLC	Delaware	333-117335-25	77-0486738
CPN Freestone, LLC	Delaware	333-117335-24	77-0545937
Calpine Freestone Energy GP, LLC	Delaware	333-117335-23	86-1056713
Calpine Freestone Energy, LP	Delaware	333-117335-22	86-1056720
Calpine Power Equipment LP	Texas	333-117335-21	76-0645514
Los Medanos Energy Center, LLC	Delaware	333-117335-20	77-0553164
CalGen Project Equipment Finance Company One, LLC	Delaware	333-117335-19	77-0556245
Morgan Energy Center, LLC	Delaware	333-117335-18	77-0555141
Pastoria Energy Facility L.L.C.	Delaware	333-117335-17	77-0581976
Calpine Pastoria Holdings, LLC	Delaware	333-117335-16	77-0559247
Calpine Oneta Power, L.P.	Delaware	333-117335-15	75-2815392
Calpine Oneta Power I, LLC	Delaware	333-117335-14	75-2815390
Calpine Oneta Power II, LLC	Delaware	333-117335-13	75-2815394
Zion Energy LLC	Delaware	333-117335-12	36-4330312
CalGen Project Equipment Finance Company Three LLC	Delaware	333-117335-11	10-0008436
CalGen Equipment Finance Holdings, LLC	Delaware	333-117335-10	77-0555519
CalGen Equipment Finance Company, LLC	Delaware	333-117335-01	77-0555523

Item 1.03. Bankruptcy or Receivership.
     (a) On December 20, 2005, Calpine Corporation (“Calpine”) and certain of its subsidiaries, including Calpine Generating Company, LLC, CalGen Finance Corp., the additional registrants listed in the “Additional Registrants” table above (collectively, the “Company” or “CalGen”) and Calpine Energy Services LP (“CES”) (collectively, the “Debtors”) filed voluntary petitions for reorganization (the “Reorganization Cases”) under Chapter 11 of the United States Bankruptcy Code (the “Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Reorganization Cases have been assigned to the Honorable Judge Burton R. Lifland and are being jointly administered under the caption “In re Calpine Corporation, et al.,” Case No. 05-60200 — (BRL). The Debtors will continue to operate their business as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Code and orders of the Bankruptcy Court.
     On December 20, 2005, Calpine issued a press release relating to the Reorganization Cases, a copy of which is filed herewith as Exhibit 99.1.
Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
     (a) The filing of the Reorganization Cases described in Item 1.03 above constituted an event of default or otherwise triggered repayment obligations under a number of instruments and agreements relating to direct financial obligations of the Company (the “Debt Documents”). As a result of the events of default, all debt outstanding under the Debt Documents became automatically and immediately due and payable. The Company believes that any efforts to enforce the payment obligations under the Debt Documents are stayed as a result of the filing of the Reorganization Cases in the Bankruptcy Court. The Debt Documents, the acceleration of which is material to the Company, and the approximate principal amount of debt currently outstanding thereunder, are as follows:
1.	$600.00 million in outstanding principal amount of First Priority Secured Institutional Term Loans due 2009 issued pursuant to the Credit and Guarantee Agreement, dated as of March 23, 2004, among Calpine Generating Company, LLC, the Guarantors named therein, the Lenders named therein, Morgan Stanley Senior Funding, Inc., as Administrative Agent, and Morgan Stanley Senior Funding, Inc., as Sole Lead Arranger and Sole Bookrunner.

2.	$100.00 million in outstanding principal amount of Second Priority Secured Institutional Term Loans due 2010 issued pursuant to the Credit and Guarantee Agreement, dated as of March 23, 2004, among Calpine Generating Company, LLC, the Guarantors named therein, the Lenders named therein, Morgan Stanley Senior Funding, Inc., as Administrative Agent, and Morgan Stanley Senior Funding, Inc., as Sole Lead Arranger and Sole Bookrunner.

3.	$199.13 million issued and outstanding letters of credit and no outstanding borrowings of First Priority Secured Revolving Loans issued pursuant to the $200.00 million Amended and Restated Credit Agreement, dated as of March 23, 2004, among Calpine Generating Company, LLC, the Guarantors named therein, the Lenders named therein, The Bank of Nova Scotia, as Administrative Agent, LC Bank, Lead Arranger and Sole Bookrunner, and each of Bayerische Landesbank Cayman Islands Branch, Credit Lyonnais New York Branch, ING Capital LLC, Toronto Dominion (Texas) Inc. and Union Bank of California, N.A., as Arranger and Co-Syndication Agent.

4.	$235.00 million in outstanding principal amount of First Priority Secured Floating Rate Notes due 2009 issued pursuant to the First Priority Indenture, dated as of March 23, 2004, among Calpine Generating Company, LLC, CalGen Finance Corp. and Wilmington Trust FSB, as Trustee.

5.	$640.00 million in outstanding principal amount of Second Priority Secured Floating Rate Notes due 2010 issued pursuant to the Second Priority Indenture, dated as of March 23, 2004, among Calpine Generating Company, LLC, CalGen Finance Corp. and Wilmington Trust FSB, as Trustee.

6.	$680.00 million in outstanding principal amount of Third Priority Secured Floating Rate Notes due 2011 and $150.00 million in outstanding principal amount of 11 1/2% Third Priority Secured Notes due 2011, each issued pursuant to the Third Priority Indenture, dated as of March 23, 2004, among Calpine Generating Company, LLC, CalGen Finance Corp. and Wilmington Trust FSB, as Trustee.
Item 7.01. Regulation FD Disclosure.
     Documents filed in connection with the Reorganization Cases (other than documents filed under seal or otherwise subject to confidentiality protections) will be accessible at the Bankruptcy Court’s Internet site, www.nysb.uscourts.gov, through an account obtained from Pacer Service Center at 1-800-676-6856. Links to such documents may be found on the website of the Company’s Claims and Noticing Agent, Kurtzman Carson Consultants LLC, at www.kccllc.com/calpine. A link to the Claims and Noticing Agent’s site and additional information may also be found at the restructuring section of Calpine’s website at www.calpine.com. The information set forth on the foregoing websites shall not be deemed to be a part of or incorporated by reference into this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1 Press Release dated December 20, 2005 issued by Calpine Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE GENERATING COMPANY, LLC CALGEN FINANCE CORP. AND EACH OF THE REGISTRANTS LISTED ON THE TABLE OF ADDITIONAL REGISTRANTS
By:	/s/ Charles B. Clark, Jr.
Charles B. Clark, Jr.
Senior Vice President, Controller and Chief Accounting Officer

Date: December 23, 2005

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated December 20, 2005 issued by Calpine Corporation.